Related Party and Parties in Interest Transactions	6 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Party and Parties in Interest Transactions	RELATED PARTY AND PARTIES IN INTEREST TRANSACTIONS
Certain investments are held in shares of mutual funds and units of common collective trust funds issued by affiliates of Fidelity. Fidelity is the trustee as defined by the Plan, therefore, these investments are party in interest transactions.
Additionally, as of December 31, 2025, the Plan held 48.4 thousand shares of Ralliant common stock within the Ralliant Corporation Stock Fund. During the period from June 28, 2025 (Inception) to December 31, 2025, the Ralliant Corporation Stock Fund purchased $3.0 million and sold $0.8 million in Company stock and the dividends received related to shares of Ralliant common stock were immaterial.